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                        CERTIFICATION OF PERIODIC REPORT

I, Louis E. Prezeau, the Chief Executive Officer and President of City National Bancshares Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2005 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated: March 26, 2006                   /s/ Louis E. Prezeau
                                        ----------------------------------------
                                        Louis E. Prezeau
                                        Chief Executive Officer and President

                        CERTIFICATION OF PERIODIC REPORT

I, Edward R. Wright, the Chief Financial Officer and Senior Vice President of City National Bancshares Corporation (the "Corporation"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2005 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated: March 26, 2006                   /s/ Edward R. Wright
                                        ----------------------------------------
                                        Edward R. Wright
                                        Chief Financial Officer and
                                        Senior Vice President